EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Aegis Value Fund, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Aegis Value Fund, Inc., for the  year ended December 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Aegis Value Fund, Inc., for the stated period.

/s/ Scott L. Barbee Scott L. Barbee Principal Executive Officer, Aegis Value Fund, Inc.	/s/ Sarah Q. Zhang Sarah Q. Zhang Principal Financial Officer Aegis Value Fund, Inc.
Dated: 3/5/2014

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Aegis Value Fund, Inc., for purposes of Section 18 of the Securities Exchange Act of 1934.